SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Significant Accounting Policies And Other Financial Data

SEMPRA ENERGY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA

PRINCIPLES OF CONSOLIDATION

Sempra Energy

Sempra Energy's Consolidated Financial Statements include the accounts of Sempra Energy, a California-based Fortune 500 holding company, and its consolidated subsidiaries and variable interest entities (VIEs). Sempra Energy's principal operating units are

  San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), which are separate, reportable segments;
  Sempra International, which includes our Sempra South American Utilities and Sempra Mexico reportable segments; and

  Sempra U.S. Gas & Power, which includes our Sempra Renewables and Sempra Natural Gas reportable segments.

We provide descriptions of each of our segments in Note 16.

We refer to SDG&E and SoCalGas collectively as the California Utilities, which do not include the utilities in our Sempra International and Sempra U.S. Gas & Power operating units. Sempra Global is the holding company for most of our subsidiaries that are not subject to California utility regulation. All references in these Notes to “Sempra International,” “Sempra U.S. Gas & Power” and their respective reportable segments are not intended to refer to any legal entity with the same or similar name.

Sempra Energy uses the equity method to account for investments in affiliated companies over which we have the ability to exercise significant influence, but not control. We discuss our investments in unconsolidated subsidiaries in Notes 3 and 4.

During the fourth quarter of 2012, we revised the manner in which we make resource allocation decisions to our Sempra Mexico segment and assess its performance, as we discuss in Notes 16 and 18. As a result, we have reclassified certain amounts from Parent and Other, which contains interest and other corporate costs and certain holding company activities, to our Sempra Mexico segment. In accordance with accounting principles generally accepted in the United States (U.S. GAAP), our historical segment disclosures have been restated to be consistent with the current presentation.

SDG&E

SDG&E's Consolidated Financial Statements include its accounts and the accounts of a VIE of which SDG&E is the primary beneficiary, as we discuss below under “Variable Interest Entities.” SDG&E's common stock is wholly owned by Enova Corporation, which is a wholly owned subsidiary of Sempra Energy.

SoCalGas

SoCalGas' Consolidated Financial Statements include its subsidiaries, which comprise less than one percent of its consolidated financial position and results of operations. SoCalGas' common stock is wholly owned by Pacific Enterprises (PE), which is a wholly owned subsidiary of Sempra Energy.

BASIS OF PRESENTATION

This is a combined report of Sempra Energy, SDG&E and SoCalGas. We provide separate information for SDG&E and SoCalGas as required. References in this report to “we,” “our” and “Sempra Energy Consolidated” are to Sempra Energy and its consolidated entities, unless otherwise indicated by the context. We have eliminated intercompany accounts and transactions within the consolidated financial statements of each reporting entity.

Regulated Operations

Sempra South American Utilities has controlling interests in two electric distribution utilities in South America. Sempra Natural Gas owns Mobile Gas Service Corporation (Mobile Gas) in southwest Alabama and Willmut Gas Company (Willmut Gas) in Mississippi, and Sempra Mexico owns Ecogas Mexico, S de RL de CV (Ecogas) in northern Mexico, all natural gas distribution utilities. The California Utilities, Sempra Natural Gas' Mobile Gas and Willmut Gas, and Sempra Mexico's Ecogas prepare their financial statements in accordance with U.S. GAAP provisions governing regulated operations, as we discuss below under “Regulatory Matters.” We discuss revenue recognition at our utilities in “Revenues−Utilities” below.

Use of Estimates in the Preparation of the Financial Statements

We prepare our financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). This requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, including the disclosure of contingent assets and liabilities at the date of the financial statements. Although we believe the estimates and assumptions are reasonable, actual amounts ultimately may differ significantly from those estimates.

Subsequent Events

We evaluated events and transactions that occurred after December 31, 2012 through the date the financial statements were issued, and in the opinion of management, the accompanying statements reflect all adjustments necessary for a fair presentation. We discuss subsequent events further in Note 18.

REGULATORY MATTERS

Effects of Regulation

The accounting policies of our regulated utility subsidiaries in California, SDG&E and SoCalGas, conform with U.S. GAAP for regulated enterprises and reflect the policies of the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC).

The California Utilities prepare their financial statements in accordance with U.S. GAAP provisions governing regulated operations. Under these provisions, a regulated utility records a regulatory asset if it is probable that, through the ratemaking process, the utility will recover that asset from customers. To the extent that recovery is no longer probable, the related regulatory assets are written off. Regulatory liabilities generally represent amounts collected from customers in advance of the actual expenditure by the utility. If the actual expenditures are less than amounts previously collected from ratepayers, the excess would be refunded to customers, generally by reducing future rates. Regulatory liabilities may also arise from other transactions such as unrealized gains on fixed price contracts and other derivatives or certain deferred income tax benefits which are passed through to customers in future rates. In addition, the California Utilities record regulatory liabilities when the CPUC or the FERC requires a refund to be made to customers or has required that a gain or other transaction of net allowable costs be given to customers over future periods.

Determining probability of recovery requires significant judgment by management and may include, but is not limited to, consideration of the nature of the event giving rise to the assessment;
  existing statutes and regulatory code;
  legal precedence;
  regulatory principles and analogous regulatory actions;
  testimony presented in regulatory hearings;
  proposed regulatory decisions;
  final regulatory orders;
  a commission-authorized mechanism established for the accumulation of costs;
  status of applications for rehearings or state court appeals;
  specific approval from a commission; and

  historical experience.

A commission has not denied the recovery of any material costs previously recognized by either SDG&E or SoCalGas as regulatory assets during 2012, 2011, nor 2010.

Our other natural gas distribution utilities, Mobile Gas, Willmut Gas and Ecogas, also apply U.S. GAAP for regulated utilities to their operations.

We provide information concerning regulatory assets and liabilities below in “Regulatory Balancing Accounts” and “Regulatory Assets and Liabilities.”

Regulatory Balancing Accounts

The following table summarizes our regulatory balancing accounts at December 31.

SUMMARY OF REGULATORY BALANCING ACCOUNTS AT DECEMBER 31
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2012	2011	2012	2011	2012	2011
Overcollected	$643	$709	$340	$419	$303	$290
Undercollected	(897)	(642)	(735)	(457)	(162)	(185)
Net (receivable) payable(1)	$(254)	$67	$(395)	$(38)	$141	$105
(1)	At December 31, 2012 and 2011, the net receivable at SDG&E and the net payable at SoCalGas are shown separately on Sempra Energy's Consolidated Balance Sheet.

Over- and under-collected regulatory balancing accounts reflect the difference between customer billings and recorded or CPUC-authorized costs, primarily commodity costs. Amounts in the balancing accounts are recoverable (receivable) or refundable (payable) in future rates, subject to CPUC approval. Balancing account treatment eliminates the impact on earnings from variances in the covered costs from authorized amounts. Absent balancing account treatment, variations in the cost of fuel supply and certain operating and maintenance costs from amounts approved by the CPUC would increase volatility in utility earnings.

We provide additional information about regulatory matters in Notes 14 and 15.

Regulatory Assets and Liabilities

We show the details of regulatory assets and liabilities in the following table, and discuss each of them separately below.

REGULATORY ASSETS (LIABILITIES) AT DECEMBER 31
(Dollars in millions)
	2012	2011
SDG&E
Fixed-price contracts and other derivatives	$149	$258
Costs related to wildfire litigation	364	594
Deferred taxes recoverable in rates	718	570
Pension and other postretirement benefit obligations	303	309
Removal obligations(1)	(1,603)	(1,462)
Unamortized loss on reacquired debt, net	16	20
Environmental costs	16	17
Legacy meters	90	91
Sunrise Powerlink fire mitigation	117	―
Other	23	43
Total SDG&E	193	440
SoCalGas
Pension and other postretirement benefit obligations	835	808
Employee benefit costs	58	66
Removal obligations(1)	(1,103)	(1,075)
Deferred taxes recoverable (refundable) in rates	38	(87)
Unamortized loss on reacquired debt, net	17	20
Environmental costs	14	21
Workers’ compensation	27	44
Other	(2)	(5)
Total SoCalGas	(116)	(208)
Other Sempra Energy
Mobile Gas regulatory assets	20	10
Mobile Gas regulatory liabilities	(15)	(15)
Willmut Gas	(2)	―
Ecogas	1	3
Total Other Sempra Energy	4	(2)
Total Sempra Energy Consolidated	$81	$230
(1)	Related to obligations discussed below in “Asset Retirement Obligations.”

NET REGULATORY ASSETS (LIABILITIES) AS PRESENTED ON THE CONSOLIDATED BALANCE SHEETS AT DECEMBER 31
(Dollars in millions)
	2012			2011
	Sempra			Sempra
	Energy			Energy
	Consolidated	SDG&E	SoCalGas	Consolidated	SDG&E	SoCalGas
Current regulatory assets	$62	$49	$4	$89	$78	$9
Noncurrent regulatory assets	2,742	1,747	983	2,780	1,824	945
Current regulatory liabilities(1)	(2)	―	―	(1)	―	―
Noncurrent regulatory liabilities	(2,721)	(1,603)	(1,103)	(2,638)	(1,462)	(1,162)
Total	$81	$193	$(116)	$230	$440	$(208)
(1)	Included in Other Current Liabilities.

In the tables above:

  Regulatory assets arising from fixed-price contracts and other derivatives are offset by corresponding liabilities arising from purchased power and natural gas commodity and transportation contracts. The regulatory asset is increased/decreased based on changes in the fair market value of the contracts. It is also reduced as payments are made for commodities and services under these contracts.
  Regulatory assets arising from costs related to wildfire litigation are costs in excess of liability insurance coverage and amounts recovered from third parties, as we discuss in Note 14 under “Excess Wildfire Claims Cost Recovery” and Note 15 under “SDG&E—2007 Wildfire Litigation.”
  Deferred taxes recoverable/refundable in rates are based on current regulatory ratemaking and income tax laws. SDG&E and SoCalGas expect to recover/refund net regulatory assets/liabilities related to deferred income taxes over the lives of the assets that give rise to the accumulated deferred income tax liabilities/assets.
  Regulatory assets related to pension and other postretirement benefit obligations are offset by corresponding liabilities and are being recovered in rates as the plans are funded.
  Regulatory assets related to unamortized losses on reacquired debt are recovered over the remaining original amortization periods of the losses on reacquired debt. These periods range from 1 month to 15 years for SDG&E and from 5 months to 13 years for SoCalGas.
  Regulatory assets related to environmental costs represent the portion of our environmental liability recognized at the end of the period in excess of the amount that has been recovered through rates charged to customers. We expect this amount to be recovered in future rates as expenditures are made.
  The regulatory asset related to the legacy meters removed from service and replaced under the Smart Meter Program is their undepreciated value. SDG&E expects to recover this asset over a remaining life of 27 years.

  The regulatory asset related to Sunrise Powerlink fire mitigation is offset by a corresponding liability for the funding of a trust to cover the mitigation costs. SDG&E expects to recover the regulatory asset in rates as the trust is funded over a 50-year period.

For substantially all of these assets, the cash has not yet been expended and the assets are offset by liabilities that do not incur a carrying cost.

FAIR VALUE MEASUREMENTS

We apply recurring fair value measurements to certain assets and liabilities, primarily nuclear decommissioning and benefit plan trust assets and other miscellaneous derivatives. “Fair value” is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

A fair value measurement reflects the assumptions market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risk inherent in a particular valuation technique (such as a pricing model) and the risks inherent in the inputs to the model. Also, we consider an issuer's credit standing when measuring its liabilities at fair value.

We establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 financial instruments primarily consist of listed equities, U.S. government treasury securities and exchange-traded derivatives.

Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including:

  quoted forward prices for commodities
  time value
  current market and contractual prices for the underlying instruments volatility factors

  other relevant economic measures

Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Our financial instruments in this category include the Nuclear Decommissioning Trusts' investments at SDG&E and non-exchange-traded derivatives such as interest rate instruments and over-the-counter (OTC) forwards and options.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value from the perspective of a market participant.

CASH AND CASH EQUIVALENTS

Cash equivalents are highly liquid investments with maturities of three months or less at the date of purchase.

RESTRICTED CASH

Restricted cash at Sempra Energy, including amounts at SDG&E discussed below, was $68 million and $46 million at December 31, 2012 and 2011, respectively. Of this, $46 million and $24 million were classified as current and $22 million and $22 million were classified as noncurrent at December 31, 2012 and 2011, respectively.

Sempra Renewables had restricted cash at December 31, 2012 of $35 million classified as current, which represents funds held in accordance with long-term debt agreements at Mesquite Solar 1 and Copper Mountain Solar 1. We discuss the debt agreements further in Note 5 and in “Restricted Net Assets” below.

SDG&E had $32 million and $29 million of restricted cash at December 31, 2012 and 2011, respectively, which represents funds held by a trustee for Otay Mesa VIE (see “Variable Interest Entities—Otay Mesa VIE” below) to pay certain operating costs. Of this, $10 million and $7 million were classified as current and $22 million and $22 million were classified as noncurrent at December 31, 2012 and 2011, respectively. In addition, SDG&E had restricted cash at December 31, 2011 of $14 million related to the purchase of a power plant on January 1, 2012.

COLLECTION ALLOWANCES

We record allowances for the collection of trade and other accounts and notes receivable which include allowances for doubtful customer accounts and for other receivables. We show the changes in these allowances in the table below:

COLLECTION ALLOWANCES
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated
Allowances for collection of receivables at January 1	$29	$29	$27
Provisions for uncollectible accounts	21	20	22
Write-offs of uncollectible accounts	(19)	(20)	(20)
Allowances for collection of receivables at December 31	$31	$29	$29
SDG&E
Allowances for collection of receivables at January 1	$6	$5	$4
Provisions for uncollectible accounts	5	8	7
Write-offs of uncollectible accounts	(5)	(7)	(6)
Allowances for collection of receivables at December 31	$6	$6	$5
SoCalGas
Allowances for collection of receivables at January 1	$12	$14	$16
Provisions for uncollectible accounts	12	8	8
Write-offs of uncollectible accounts	(10)	(10)	(10)
Allowances for collection of receivables at December 31	$14	$12	$14

We evaluate accounts receivable collectability using a combination of factors, including past due status based on contractual terms, trends in write-offs, the age of the receivable, counterparty creditworthiness, economic conditions and specific events, such as bankruptcies. Adjustments to the allowance for doubtful accounts are made when necessary based on the results of analysis, the aging of receivables, and historical and industry trends.

We write off accounts receivable in the period in which we deem the receivable to be uncollectible.  We record recoveries of accounts receivable previously written off when it is known that they will be received.

INVENTORIES

The California Utilities value natural gas inventory by the last-in first-out (LIFO) method. As inventories are sold, differences between the LIFO valuation and the estimated replacement cost are reflected in customer rates. Materials and supplies at the California Utilities are generally valued at the lower of average cost or market.

Sempra Mexico, Sempra South American Utilities and Sempra Natural Gas value natural gas inventory and materials and supplies at the lower of average cost or market. Sempra Natural Gas and Sempra Mexico value liquefied natural gas (LNG) inventory by the first-in first-out method.

The components of inventories by segment are as follows:

INVENTORY BALANCES AT DECEMBER 31
(Dollars in millions)
	Natural Gas			LNG			Materials and supplies		Total
	2012	2011		2012	2011		2012	2011	2012	2011
SDG&E	$3	$6	$	―	$	―	$79	$76	$82	$82
SoCalGas	128	128		―		―	23	23	151	151
Sempra South American Utilities	―	―		―		―	34	36	34	36
Sempra Mexico	―	―		8		10	8	7	16	17
Sempra Renewables	―	―		―		―	3	―	3	―
Sempra Natural Gas	109	47		8		4	5	9	122	60
Sempra Energy Consolidated	$240	$181		$16		$14	$152	$151	$408	$346

U.S. TREASURY GRANTS RECEIVABLE

As of December 31, 2012, Sempra Renewables has recorded grants receivable totaling $258 million. Based on eligible costs at its Mesquite Solar 1 and Copper Mountain Solar 2 generating facilities, the grants are recognized when the projects, or portions of projects, are placed into service. The grants are expected to be received in 2013.

INCOME TAXES

Income tax expense includes current and deferred income taxes from operations during the year. We record deferred income taxes for temporary differences between the book and the tax bases of assets and liabilities. Investment tax credits from prior years are amortized to income by the California Utilities over the estimated service lives of the properties as required by the CPUC. At our other businesses, we reduce the book basis of the related asset by the amount of investment tax credit earned. At Sempra Renewables, production tax credits are recognized in income tax expense as earned.

The California Utilities, Mobile Gas, and Willmut Gas recognize regulatory assets to offset deferred tax liabilities if it is probable that the amounts will be recovered from customers; and

  regulatory liabilities to offset deferred tax assets if it is probable that the amounts will be returned to customers.

Other than local country withholding tax on current Peruvian earnings, we currently do not record deferred income taxes for basis differences between financial statement and income tax investment amounts in non-U.S. subsidiaries because their cumulative undistributed earnings are indefinitely reinvested.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position we take has to have at least a “more likely than not” chance of being sustained (based on the position's technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, we may not recognize any of the potential tax benefit associated with the position. We recognize a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution.

Unrecognized tax benefits involve management's judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position and cash flows.

We provide additional information about income taxes in Note 7.

RENEWABLE ENERGY CERTIFICATES

Renewable energy certificates (RECs) represent property rights established by governmental agencies for the environmental, social, and other nonpower qualities of renewable electricity generation. A REC, and its associated attributes and benefits, can be sold separately from the underlying physical electricity associated with a renewable-based generation source in certain markets.

Retail sellers of electricity obtain RECs through renewable power purchase agreements, internal generation or separate purchases in the market to comply with renewable portfolio standards established by the governmental agencies. RECs are the mechanism used to verify renewable portfolio standards compliance. The cost of RECs is recorded in Cost of Electric Fuel and Purchased Power, which is recoverable in rates, on the Consolidated Statements of Operations.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment primarily represents the buildings, equipment and other facilities used by the California Utilities to provide natural gas and electric utility services, and by Sempra International and Sempra U.S. Gas & Power. It also reflects projects included in construction work in progress at these operating units.

Our plant costs include

  labor
  materials and contract services

  expenditures for replacement parts incurred during a major maintenance outage of a generating plant

In addition, the cost of our utility plant includes an allowance for funds used during construction (AFUDC). We discuss AFUDC below. The cost of non-utility plant includes capitalized interest.

Maintenance costs are expensed as incurred. The cost of most retired depreciable utility plant minus salvage value is charged to accumulated depreciation.

We discuss assets pledged as security for loans in Note 5.

PROPERTY, PLANT AND EQUIPMENT BY MAJOR FUNCTIONAL CATEGORY
(Dollars in millions)
	Property, Plant
	and Equipment at		Depreciation rates for
	December 31,		years ended December 31,
	2012	2011	2012	2011	2010
SDG&E:
Natural gas operations	$1,406	$1,349	3.20%	3.15%	3.00%
Electric distribution	5,217	4,894	4.15	4.13	4.06
Electric transmission	3,714	1,938	2.63	2.74	2.70
Electric generation(1)	2,242	2,166	4.68	4.92	4.30
Other electric(2)	679	604	7.92	8.26	8.19
Construction work in progress	866	2,052	NA	NA	NA
Total SDG&E	14,124	13,003
SoCalGas:
Natural gas operations(3)	10,756	10,055	3.74	3.62	3.54
Other non-utility	129	129	1.36	1.62	1.74
Construction work in progress	302	381	NA	NA	NA
Total SoCalGas	11,187	10,565

			Estimated		Weighted Average
Other operating units and parent(4):			Useful Lives		Useful Life
Land and land rights	298	292	20 to 50 years(5)		47
Machinery and equipment:
Utility electric distribution operations	1,459	1,267	10 to 46 years		40
Generating plants	1,568	1,278	3 to 50 years		32
LNG terminals	2,061	2,059	3 to 50 years		47
Pipelines and storage	1,634	1,510	3 to 50 years		45
Other	241	168	2 to 50 years		15
Construction work in progress	692	849	NA		NA
Other	264	201	3 to 80 years		31
	8,217	7,624
Total Sempra Energy Consolidated	$33,528	$31,192
(1)					Includes capital lease assets of $183 million at both December 31, 2012 and 2011, primarily related to variable interest entities of which SDG&E is not the primary beneficiary.
(2)					Includes capital lease assets of $23 million and $26 million at December 31, 2012 and 2011, respectively.
(3)					Includes capital lease assets of $32 million and $33 million at December 31, 2012 and 2011, respectively.
(4)					December 31, 2012 balances include $144 million, $171 million and $18 million of utility plant, primarily pipelines and other distribution assets, at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2011 balances include $126 million and $163 million of utility plant, primarily pipelines and other distribution assets, at Ecogas and Mobile Gas, respectively.
(5)					Estimated useful lives are for land rights.

Depreciation expense is based on the straight-line method over the useful lives of the assets or, for the California Utilities, a shorter period prescribed by the CPUC. Depreciation expense is computed using the straight-line method over the asset's estimated original composite useful life, the CPUC-prescribed period or the remaining term of the site leases, whichever is shortest.

The accumulated depreciation and decommissioning amounts on our Consolidated Balance Sheets are as follows:

ACCUMULATED DEPRECIATION AND DECOMMISSIONING AMOUNTS
(Dollars in millions)
	December 31,
	2012	2011
SDG&E:
Accumulated depreciation and decommissioning of utility plant in service:
Electric(1)	$2,660	$2,387
Natural gas	601	576
Total SDG&E	3,261	2,963
SoCalGas:
Accumulated depreciation of natural gas utility plant in service(2)	4,067	3,863
Accumulated depreciation – other non-utility	103	102
Total SoCalGas	4,170	3,965
Other operating units and parent:
Accumulated depreciation – other(3)	806	755
Accumulated depreciation of utility electric distribution operations	100	44
	906	799
Total Sempra Energy Consolidated	$8,337	$7,727
(1)	Includes accumulated depreciation for assets under capital lease of $21 million and $16 million at December 31, 2012 and 2011, respectively.
(2)	Includes accumulated depreciation for assets under capital lease of $28 million and $22 million at December 31, 2012 and 2011, respectively.
(3)	December 31, 2012 balances include $34 million, $21 million and $1 million of accumulated depreciation for utility plant at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2011 balances include $28 million and $15 million of accumulated depreciation for utility plant at Ecogas and Mobile Gas, respectively.

The California Utilities finance their construction projects with borrowed funds and equity funds. The CPUC and the FERC allow the recovery of the cost of these funds by the capitalization of AFUDC, calculated using rates authorized by the CPUC and the FERC, as a cost component of property, plant and equipment. The California Utilities earn a return on the capitalized AFUDC after the utility property is placed in service and recover the AFUDC from their customers over the expected useful lives of the assets.

Sempra International and Sempra U.S. Gas & Power businesses capitalize interest costs incurred to finance capital projects. The California Utilities also capitalize certain interest costs.

CAPITALIZED FINANCING COSTS
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated:
AFUDC related to debt	$38	$40	$24
AFUDC related to equity	96	99	57
Other capitalized financing costs	52	26	33
Total Sempra Energy Consolidated	$186	$165	$114
SDG&E:
AFUDC related to debt	$30	$33	$18
AFUDC related to equity	71	80	43
Total SDG&E	$101	$113	$61
SoCalGas:
AFUDC related to debt	$8	$7	$6
AFUDC related to equity	25	19	14
Other capitalized financing costs	1	―	―
Total SoCalGas	$34	$26	$20

ASSETS HELD FOR SALE

We classify assets as held for sale when management approves and commits to a formal plan to actively market an asset for sale and we expect the sale to close within the next twelve months. Upon classifying an asset as held for sale, we record the asset at the lower of its carrying value or its estimated fair value reduced for selling costs, and we stop recording depreciation expense on the asset.

In December 2012, management approved a formal plan and executed an agreement to sell one 625-megawatt (MW) gas-fired power block of Sempra Natural Gas' Mesquite Power natural gas-fired power plant in Arizona in exchange for approximately $370 million in cash to Salt River Project Agricultural Improvement and Power District. We expect the transaction to close in the first quarter of 2013.

At December 31, 2012, the carrying amount of the major classes of assets and related liability held for sale associated with the plant includes the following:

(Dollars in millions)	2012
Property, plant, and equipment, net	$292
Inventories	4
Total assets held for sale	296
Liability held for sale - asset retirement obligation(1)	(5)
Total	$291
(1)	Included in Other Current Liabilities on the Consolidated Balance Sheet.

For the year ended December 31, 2012, there was no impairment of the assets held for sale as the estimated fair value less costs to sell exceeded the carrying amount.

GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill is the excess of the purchase price over the fair value of the identifiable net assets of acquired companies measured at the time of acquisition. Goodwill is not amortized but is tested for impairment annually on October 1 or whenever events or changes in circumstances necessitate an evaluation. Impairment of goodwill occurs when the carrying amount (book value) of goodwill exceeds its implied fair value. If the carrying value of the reporting unit, including goodwill, exceeds its fair value, and the book value of goodwill is greater than its fair value on the test date, we record a goodwill impairment loss.

For our annual goodwill impairment testing, under current U.S. GAAP guidance we have the option to first make a qualitative assessment of whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount before applying the two-step, quantitative goodwill impairment test. We evaluate relevant events and circumstances to decide whether to perform the qualitative assessment or to proceed directly to the two-step, quantitative goodwill impairment test. When we perform the two-step, quantitative goodwill impairment test, we exercise judgment to develop estimates of the fair value of the reporting unit and the corresponding goodwill. Our fair value estimates are developed from the perspective of a knowledgeable market participant. In the absence of observable transactions in the marketplace for similar investments, we consider an income-based approach such as discounted cash flow analysis. A discounted cash flow analysis may be based directly on anticipated future revenues and expenses and may be performed based on free cash flows generated within the reporting unit. Critical assumptions that affect our estimates of fair value may include consideration of market transactions
  future cash flows
  the appropriate risk-adjusted discount rate
  country risk
  entity risk

Sempra Natural Gas recorded goodwill of $10 million in connection with the acquisition of Willmut Gas Company in May 2012. Sempra South American Utilities recorded goodwill of $975 million in April 2011 in connection with the acquisition of AEI's interests in Chilquinta Energía S.A. (Chilquinta Energía) in Chile, Luz del Sur S.A.A. (Luz del Sur) in Peru, and their subsidiaries. We discuss these acquisitions in Note 3.

Goodwill included on the Sempra Energy Consolidated Balance Sheets is as follows:

GOODWILL
(Dollars in millions)
		Sempra
	South American		Sempra	Sempra
		Utilities	Mexico	Natural Gas	Total
Balance at December 31, 2010	$	―	$25	$62	$87
Acquisition of subsidiaries		975	―	―	975
Foreign currency translation(1)		(26)	―	―	(26)
Balance at December 31, 2011		949	25	62	1,036
Acquisition of subsidiary		―	―	10	10
Foreign currency translation(1)		65	―	―	65
Balance at December 31, 2012		$1,014	$25	$72	$1,111
(1)	We record the offset of this fluctuation to other comprehensive income.

We provide additional information concerning goodwill related to our equity method investments and the impairment of investments in unconsolidated subsidiaries in Note 4.

Other Intangible Assets

Sempra Natural Gas recorded $460 million of intangible assets in connection with the acquisition of EnergySouth, Inc. in 2008. These intangible assets represent storage and development rights related to the natural gas storage facilities of Bay Gas Storage Company, Ltd. (Bay Gas) and Mississippi Hub, LLC (Mississippi Hub) and were recorded at estimated fair value as of the date of the acquisition using discounted cash flows analysis. Our assumptions in determining fair value include estimated future cash flows, the estimated useful life of the intangible assets and our use of appropriate discount rates. We are amortizing these intangible assets over their estimated useful lives as shown in the table below.

Other Intangible Assets included on the Sempra Energy Consolidated Balance Sheets are as follows:

OTHER INTANGIBLE ASSETS
(Dollars in millions)
	Amortization period	December 31,	December 31,
	(years)	2012	2011
Storage rights	46	$138	$138
Development rights	50	322	322
Other	15 years to indefinite	19	21
		479	481
Less accumulated amortization:
Storage rights		(13)	(10)
Development rights		(27)	(21)
Other		(3)	(2)
		(43)	(33)
Total		$436	$448

Intangible assets subject to amortization are amortized over their estimated useful lives. Amortization expense for such intangible assets was $10 million in each of 2012, 2011 and 2010. We estimate the amortization expense for the next five years to be $10 million per year.

LONG-LIVED ASSETS

We test long-lived assets for recoverability whenever events or changes in circumstances have occurred that may affect the recoverability or the estimated useful lives of long-lived assets. Long-lived assets include intangible assets subject to amortization, but do not include investments in unconsolidated subsidiaries. Events or changes in circumstances that indicate that the carrying amount of a long-lived asset may not be recoverable may include significant decreases in the market price of an asset
  a significant adverse change in the extent or manner in which we use an asset or in its physical condition a significant adverse change in legal or regulatory factors or in the business climate that could affect the value of an asset a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection of continuing losses associated with the use of a long-lived asset a current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life

Impairment of long-lived assets occurs when the estimated future undiscounted cash flows are less than the carrying amount of the assets. If that comparison indicates that the assets' carrying value may not be recoverable, the impairment is measured based on the difference between the carrying amount and the fair value of the assets. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.

VARIABLE INTEREST ENTITIES (VIE)

We consolidate a VIE if we are the primary beneficiary of the VIE. Our determination of whether we are the primary beneficiary is based upon qualitative and quantitative analyses, which assess the purpose and design of the VIE;
  the nature of the VIE's risks and the risks we absorb;
  the power to direct activities that most significantly impact the economic performance of the VIE; and

  the obligation to absorb losses or right to receive benefits that could be significant to the VIE.

SDG&E

Tolling Agreements

SDG&E has agreements under which it purchases power generated by facilities for which it supplies all of the natural gas to fuel the power plant (i.e., tolling agreements).  SDG&E's obligation to absorb natural gas costs may be a significant variable interest.  In addition, SDG&E has the power to direct the dispatch of electricity generated by these facilities. Based upon our analysis, the ability to direct the dispatch of electricity may have the most significant impact on the economic performance of the entity owning the generating facility because of the associated exposure to the cost of natural gas, which fuels the plants, and the value of electricity produced. To the extent that SDG&E (1) is obligated to purchase and provide fuel to operate the facility, (2) has the power to direct the dispatch, and (3) purchases all of the output from the facility for a substantial portion of the facility's useful life, SDG&E may be the primary beneficiary of the entity owning the generating facility. SDG&E determines if it is the primary beneficiary in these cases based on the operational characteristics of the facility, including its expected power generation output relative to its capacity to generate and the financial structure of the entity, among other factors. If we determine that SDG&E is the primary beneficiary, SDG&E and Sempra Energy consolidate the entity that owns the facility as a VIE, as we discuss below.

Otay Mesa VIE

SDG&E has an agreement to purchase power generated at the Otay Mesa Energy Center (OMEC), a 605-MW generating facility. In addition to tolling, the agreement provides SDG&E with the option to purchase the power plant at the end of the contract term in 2019, or upon earlier termination of the purchased-power agreement, at a predetermined price subject to adjustments based on performance of the facility. If SDG&E does not exercise its option, under certain circumstances, it may be required to purchase the power plant at a predetermined price, which we refer to as the put option.

The facility owner, Otay Mesa Energy Center LLC (OMEC LLC), is a VIE (Otay Mesa VIE), of which SDG&E is the primary beneficiary. SDG&E has no OMEC LLC voting rights and does not operate OMEC. In addition to the risks absorbed under the tolling agreement, SDG&E absorbs separately through the put option a significant portion of the risk that the value of Otay Mesa VIE could decline. SDG&E and Sempra Energy have consolidated Otay Mesa VIE since the second quarter of 2007. Otay Mesa VIE's equity of $76 million at December 31, 2012 and $102 million at December 31, 2011 is included on the Consolidated Balance Sheets in Other Noncontrolling Interests for Sempra Energy and in Noncontrolling Interest for SDG&E.

OMEC LLC has a loan outstanding of $345 million at December 31, 2012, the proceeds of which were used for the construction of OMEC. The loan is with third party lenders and is secured by OMEC's property, plant and equipment. SDG&E is not a party to the loan agreement and does not have any additional implicit or explicit financial responsibility to OMEC LLC. The loan fully matures in April 2019 and bears interest at rates varying with market rates. In addition, OMEC LLC has entered into interest rate swap agreements to moderate its exposure to interest rate changes. We provide additional information concerning the interest rate swaps in Note 10.

Other Variable Interest Entities

SDG&E's power procurement is subject to reliability requirements that may require SDG&E to enter into various power purchase arrangements which include variable interests. SDG&E evaluates the respective entities to determine if variable interests exist and, based on the qualitative and quantitative analyses described above, if SDG&E, and thereby Sempra Energy, is the primary beneficiary. SDG&E has determined that no contracts, other than the one relating to Otay Mesa VIE mentioned above, result in SDG&E being the primary beneficiary as of December 31, 2012. In addition to the tolling agreements described above, other variable interests involve various elements of fuel and power costs, including certain construction costs, tax credits, and other components of cash flow expected to be paid to or received by our counterparties. In most of these cases, the expectation of variability is not substantial, and SDG&E generally does not have the power to direct activities that most significantly impact the economic performance of the other VIEs. If our ongoing evaluation of these VIEs were to conclude that SDG&E becomes the primary beneficiary and consolidation by SDG&E becomes necessary, the effects are not expected to significantly affect the financial position, results of operations, or liquidity of SDG&E. In addition, SDG&E is not exposed to losses or gains as a result of these other VIEs, because all such variability would be recovered in rates.

Sempra Energy's other operating units also enter into arrangements which could include variable interests. We evaluate these arrangements and applicable entities based upon the qualitative and quantitative analyses described above. Certain of these entities are service companies that are VIEs. As the primary beneficiary of these service companies, we consolidate them. In all other cases, we have determined that these contracts are not variable interests in a VIE and therefore are not subject to the U.S. GAAP requirements concerning the consolidation of VIEs.

The Consolidated Financial Statements of Sempra Energy and SDG&E include the following amounts associated with Otay Mesa VIE. The amounts are net of eliminations of transactions between SDG&E and Otay Mesa VIE. The financial statements of other consolidated VIEs are not material to the financial statements of Sempra Energy. The captions on the tables below correspond to SDG&E's Consolidated Balance Sheets and Consolidated Statements of Operations.

AMOUNTS ASSOCIATED WITH OTAY MESA VIE
(Dollars in millions)
			December 31,
			2012		2011
Cash and cash equivalents				$8	$12
Restricted cash				10	7
Accounts receivable - trade, net				―	7
Inventories				2	2
Other				1	1
Total current assets				21	29
Restricted cash				22	22
Sundry				5	6
Property, plant and equipment, net				466	494
Total assets				$514	$551

Current portion of long-term debt				$10	$10
Fixed-price contracts and other derivatives				17	16
Other				8	9
Total current liabilities				35	35
Long-term debt				335	345
Fixed-price contracts and other derivatives				64	65
Deferred credits and other				4	4
Other noncontrolling interest				76	102
Total liabilities and equity				$514	$551

	Years ended December 31,
	2012		2011		2010
Operating revenues
Electric	$	―	$	―	$(1)
Natural gas		―		―	(3)
Total operating revenues		―		―	(4)
Operating expenses
Cost of electric fuel and purchased power		(83)		(72)	(82)
Operation and maintenance		19		19	20
Depreciation and amortization		26		22	26
Total operating expenses		(38)		(31)	(36)
Operating income		38		31	32
Other (expense) income, net		(1)		(1)	(34)
Interest expense		(11)		(11)	(14)
Income (loss) before income taxes/Net income (loss)		26		19	(16)
(Earnings) losses attributable to noncontrolling interest		(26)		(19)	16
Earnings	$	―	$	―	$ ―

ASSET RETIREMENT OBLIGATIONS

For tangible long-lived assets, we record asset retirement obligations for the present value of liabilities of future costs expected to be incurred when assets are retired from service, if the retirement process is legally required and if a reasonable estimate of fair value can be made. We also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. We record the estimated retirement cost over the life of the related asset by depreciating the present value of the obligation (measured at the time of the asset's acquisition) and accreting the discount until the liability is settled. Rate-regulated entities record regulatory assets or liabilities as a result of the timing difference between the recognition of costs in accordance with U.S. GAAP and costs recovered through the rate-making process. We have recorded a regulatory liability to show that the California Utilities have collected funds from customers more quickly and for larger amounts than we would accrete the retirement liability and depreciate the asset in accordance with U.S. GAAP.

We have recorded asset retirement obligations related to various assets including:

SDG&E and SoCalGas

  fuel and storage tanks
  natural gas distribution system
  hazardous waste storage facilities

  asbestos-containing construction materials

  SDG&E

  decommissioning of nuclear power facilities
  electric distribution and transmission systems
  site restoration of a former power plant

  power generation plant (natural gas)

  SoCalGas

  natural gas transmission pipelines

  underground natural gas storage facilities and wells

  Sempra Mexico

  power generation plant (natural gas)
  natural gas distribution and transportation systems
  LNG terminal

  Sempra Renewables

  certain power generation plants (solar)

  Sempra Natural Gas

  power generation plant (natural gas)
  natural gas distribution and transportation systems

  underground natural gas storage facilities

The changes in asset retirement obligations are as follows:

CHANGES IN ASSET RETIREMENT OBLIGATIONS
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2012	2011	2012	2011	2012	2011
Balance as of January 1(1)	$1,925	$1,468	$698	$623	$1,175	$803
Accretion expense	92	82	42	38	48	41
Liabilities incurred	21	12	―	3	―	―
Reclassification(2)	(5)	―	―	―	―	―
Payments	(2)	(1)	―	―	(1)	―
Revisions(3)	25	364	1	34	31	331
Balance as of December 31(1)	$2,056	$1,925	$741	$698	$1,253	$1,175
(1)	The current portions of the obligations are included in Other Current Liabilities on the Consolidated Balance Sheets.
(2)	Reclassification to liability held for sale - asset retirement obligation which is included in Other Current Liabilities on the Consolidated Balance Sheets, as we discuss in "Assets Held for Sale" above.
(3)	The increase in obligations at SDG&E and SoCalGas for revisions in 2011 resulted from changes in assets in service and a decrease in the discount rate from 5.13 percent in 2010 to 4.00 percent in 2011, based on the risk-free rate plus an estimated credit spread.

CONTINGENCIES

We accrue losses for the estimated impacts of various conditions, situations or circumstances involving uncertain outcomes. For loss contingencies, we accrue the loss if an event has occurred on or before the balance sheet date and:

  information available through the date we file our financial statements indicates it is probable that a loss has been incurred, given the likelihood of uncertain future events; and

  the amounts of the loss can be reasonably estimated.

We do not accrue contingencies that might result in gains. We continuously assess contingencies for litigation claims, environmental remediation and other events.

LEGAL FEES

Legal fees that are associated with a past event for which a liability has been recorded are accrued when it is probable that fees also will be incurred.

COMPREHENSIVE INCOME

Comprehensive income includes all changes in the equity of a business enterprise (except those resulting from investments by owners and distributions to owners), including:

  foreign currency translation adjustments
  changes in unamortized net actuarial gain or loss and prior service cost related to pension and other postretirement benefits plans unrealized gains or losses on available-for-sale securities certain hedging activities

The Consolidated Statements of Comprehensive Income show the changes in the components of other comprehensive income (OCI), including the amounts attributable to noncontrolling interests. The components of Accumulated Other Comprehensive Income (Loss) (AOCI), shown net of income taxes on the Consolidated Balance Sheets, and the related income tax balances at December 31, 2012 and 2011 are as follows:

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) AND
ASSOCIATED INCOME TAX EXPENSE (BENEFIT)
(Dollars in millions)
	Accumulated Other Comprehensive Income (Loss)		Income Tax Expense (Benefit)
	2012	2011	2012		2011
Sempra Energy Consolidated
Foreign currency translation loss	$(240)	$(359)	$	―	$(3)
Financial instruments	(35)	(31)		(24)	(22)
Unamortized net actuarial loss	(102)	(100)		(70)	(68)
Unamortized prior service credit	1	1		1	1
Balance as of December 31	$(376)	$(489)		$(93)	$(92)
SDG&E
Unamortized net actuarial loss	$(12)	$(11)		$(8)	$(8)
Unamortized prior service credit	1	1		1	1
Balance as of December 31	$(11)	$(10)		$(7)	$(7)
SoCalGas
Financial instruments	$(15)	$(16)		$(10)	$(11)
Unamortized net actuarial loss	(4)	(6)		(1)	(4)
Unamortized prior service credit	1	1		―	―
Balance as of December 31	$(18)	$(21)		$(11)	$(15)

NONCONTROLLING INTERESTS

Ownership interests that are held by owners other than Sempra Energy and SDG&E in subsidiaries or entities consolidated by them are accounted for and reported as noncontrolling interests. As a result, noncontrolling interests are reported as a separate component of equity on the Consolidated Balance Sheets. Net income or loss attributable to the noncontrolling interests is separately identified on the Consolidated Statements of Operations, and net income or loss and comprehensive income or loss attributable to the noncontrolling interests is separately identified on the Consolidated Statements of Comprehensive Income and Consolidated Statements of Changes in Equity.

The preferred stock at SoCalGas is presented at Sempra Energy as a noncontrolling interest at December 31, 2012 and 2011. The preferred stock of SDG&E is contingently redeemable preferred stock. At Sempra Energy, the preferred stock dividends of SDG&E, SoCalGas and PE are charges against income related to noncontrolling interests. We provide additional information concerning preferred stock in Note 12.

At December 31, 2012 and 2011, we reported the following noncontrolling ownership interests held by others (not including preferred shareholders) recorded in Other Noncontrolling Interests in Total Equity on Sempra Energy's Consolidated Balance Sheets:

OTHER NONCONTROLLING INTERESTS AS OF DECEMBER 31
(Dollars in millions)
	Percent Ownership Held by Others	2012	2011
Otay Mesa VIE (at SDG&E)	100%	$76	$102
Chilquinta Energía subsidiaries	24 - 43	29	34
Luz del Sur	20	236	216
Tecsur	10	4	4
Bay Gas Storage Company, Ltd.(1)	9	20	17
Liberty Gas Storage, LLC(1)	25	15	9
Southern Gas Transmission Company(1)	49	1	1
Total Sempra Energy		$381	$383
(1)	Part of Sempra Natural Gas.

REVENUES

Utilities

Our California Utilities generate revenues primarily from deliveries to their customers of electricity by SDG&E and natural gas by both SoCalGas and SDG&E and from related services. They record these revenues following the accrual method and recognize them upon delivery and performance. They also record revenue from CPUC-approved incentive awards, some of which require approval by the CPUC prior to being recognized. We provide additional discussion on utility incentive mechanisms in Note 14.

Under an operating agreement with the California Department of Water Resources (DWR), SDG&E acts as a limited agent on behalf of the DWR in the administration of energy contracts, including natural gas procurement functions under the DWR contracts allocated to SDG&E's customers. The legal and financial responsibilities associated with these activities continue to reside with the DWR. Accordingly, the commodity costs associated with long-term contracts allocated to SDG&E from the DWR (and the revenues to recover those costs) are not included in SDG&E's or Sempra Energy's Consolidated Statements of Operations. We provide discussion on electric industry regulation related to the DWR in Note 14.

On a monthly basis, SoCalGas accrues natural gas storage contract revenues, which consist of storage reservation and variable charges based on negotiated agreements with terms of up to 15 years.

Our natural gas utilities outside of California (Mobile Gas, Willmut Gas and Ecogas) apply U.S. GAAP for regulated utilities consistent with the California Utilities.

Our utilities in South America, which were consolidated as part of our Sempra South American Utilities segment beginning April 6, 2011 as we discuss in Note 3, are Chilquinta Energía and Luz del Sur. Chilquinta Energía is an electric distribution utility serving customers in the cities of Valparaiso and Viña del Mar in central Chile. Luz del Sur is an electric distribution utility in the southern zone of metropolitan Lima, Peru. The companies serve primarily regulated customers, and their revenues are based on tariffs that are set by the National Energy Commission (Comisión Nacional de Energía, or CNE) in Chile and the Energy and Mining Investment Supervisory Body (Organismo Supervisor de la Inversión en Energía y Minería, or OSINERGMIN) of the National Electricity Office under the Ministry of Energy and Mines in Peru.

The tariffs charged are based on an efficient model distribution company defined by Chilean law in the case of Chilquinta Energía, and OSINERGMIN in the case of Luz del Sur. The tariffs include operation and maintenance costs, an internal rate of return on the new replacement value (Valor Nuevo de Reemplazo, or VNR) of depreciable assets, charges for the use of transmission systems, and a component for the value added by the distributor. Tariffs are designed to provide for a pass-through to customers of the main noncontrollable cost items (mainly power purchases and transmission charges), recovery of reasonable operating and administrative costs, incentives to reduce costs and make needed capital investments and a regulated rate of return on the distributor's regulated asset base. Because the tariffs are based on a model and are intended to cover the costs of the model company, but are not based on the costs of the specific utility and may not result in full cost recovery, they do not meet the requirement necessary for treatment under applicable U.S. GAAP for regulatory accounting.

For Chilquinta Energía, rates for four-year periods related to distribution and transmission are reviewed separately on an alternating basis every two years. In late 2011, Chilquinta Energía initiated the process to establish their distribution rates for the period from November 2012 to October 2016. This process was completed in November 2012 with rates established through October 2016 but not formally effective until certain governmental reviews are finalized. We expect completion of these reviews and official publication of Chilquinta Energía's distribution rates in the first quarter of 2013, with tariff adjustments going into effect retroactively from November 2012. Their next review is scheduled to be completed, with tariff adjustments also going into effect, in November 2014 for transmission, and again for distribution in November 2016.

The components of tariffs above for Luz del Sur are reviewed and adjusted every four years. Their next review is scheduled to be completed, with tariff adjustments also going into effect, in November 2013.

The table below shows the total utilities revenues in Sempra Energy's Consolidated Statements of Operations for each of the last three years. The revenues include amounts for services rendered but unbilled (approximately one-half month's deliveries) at the end of each year.

TOTAL UTILITIES REVENUES AT SEMPRA ENERGY CONSOLIDATED(1)
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Natural gas revenues	$3,873	$4,489	$4,491
Electric revenues	4,568	3,833	2,528
Total	$8,441	$8,322	$7,019
(1) Excludes intercompany revenues.

As we discuss in Note 14, the natural gas supply for SDG&E's and SoCalGas' core natural gas customers is purchased by SoCalGas as a combined procurement portfolio managed by SoCalGas. Core customers are primarily residential and small commercial and industrial customers. This core gas procurement function is considered a shared service, therefore amounts related to SDG&E are not included in SoCalGas' Consolidated Statements of Operations.

We provide additional information concerning utility revenue recognition in “Regulatory Matters” above.

Energy-Related Businesses

Sempra South American Utilities

Sempra South American Utilities generates revenues from providing electric construction services. They recognize revenues when services are provided in accordance with contractual agreements.

Sempra Mexico

Sempra Mexico's Termoeléctrica de Mexicali generates revenues from selling electricity and/or capacity to the California Independent System Operator (ISO), governmental, public utility and wholesale power marketing entities. These revenues are recognized as the electricity is delivered and capacity is provided. Sempra Mexico's pipeline operations recognize revenues from the sale and transportation of natural gas as deliveries are made and from fixed capacity payments. Sempra Mexico also recognizes revenues from (1) the sale of LNG and natural gas as deliveries are made to counterparties and (2) from reservation and usage fees under terminal capacity agreements, nitrogen injection service agreements and tug service agreements. It reports revenue net of value added taxes in Mexico. Sempra Mexico's revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for natural gas.

Sempra Renewables

Sempra Renewables generates revenues from the sale of solar power pursuant to power purchase agreements. They recognize revenues when the power is delivered.

Sempra Natural Gas

Sempra Natural Gas generates revenues from selling electricity and/or capacity from its Mesquite Power facility to the California ISO, governmental, public utility and wholesale power marketing entities. These revenues are recognized as the electricity is delivered and capacity is provided. In each of 2011 and 2010, Sempra Natural Gas' electricity sales to the DWR accounted for a significant portion of its revenues. This contract ended September 30, 2011. Related to its LNG terminal and marketing operations, Sempra Natural Gas recognizes revenues from the sale of LNG and natural gas as deliveries are made to counterparties, as well as revenues from reservation and usage fees. Sempra Natural Gas also records revenues from contractual counterparty obligations for non-delivery of cargoes. Sempra Natural Gas recognizes revenue on natural gas storage and transportation operations when services are provided in accordance with contractual agreements for the storage and transportation services. Sempra Natural Gas revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for power and natural gas.

OTHER COST OF SALES

Other Cost of Sales primarily includes

  pipeline capacity marketing costs, and pipeline transportation and natural gas marketing costs incurred at Sempra Natural Gas;
  electric construction services costs at Sempra South American Utilities; and

  management service fees at Sempra Mexico.

The costs at Sempra South American Utilities are related to the energy-services companies in South America that we discuss in Note 3.

OPERATION AND MAINTENANCE EXPENSES

Operation and Maintenance includes operating and maintenance costs, and general and administrative costs, which consist primarily of personnel costs, purchased materials and services, and rent. SDG&E's and SoCalGas' Operation and Maintenance includes litigation expense, which is shown separately on Sempra Energy's Consolidated Statements of Operations.

FOREIGN CURRENCY TRANSLATION

Our operations in South America and our natural gas distribution utility in Mexico use their local currency as their functional currency. The assets and liabilities of their foreign operations are translated into U.S. dollars at current exchange rates at the end of the reporting period, and revenues and expenses are translated at average exchange rates for the year. The resulting noncash translation adjustments do not enter into the calculation of earnings or retained earnings (unless the operation is being discontinued), but are reflected in Comprehensive Income and in Accumulated Other Comprehensive Income (Loss), a component of shareholders' equity.

To reflect the fluctuations in the values of functional currencies of our South American investments, which were accounted for under the equity method prior to April 6, 2011, the following adjustments were made to the carrying value of these investments (dollars in millions):

		Upward (downward) adjustment to investments
Investment	Currency	2011(1)	2010
Chilquinta Energía	Chilean Peso	$(10)	$34
Luz del Sur	Peruvian Nuevo Sol	―	5
(1)		As discussed in Note 3, the cumulative foreign currency translation adjustment balances totaling $54 million in Accumulated Other Comprehensive Income (Loss) as of April 6, 2011 were reclassified to net income as a result of the gain on the remeasurement of our equity method investments in Chilquinta Energía and Luz del Sur during the second quarter of 2011.

Smaller adjustments have been made to other operations where the U.S. dollar is not the functional currency. We provide additional information concerning these investments in Note 4.

Currency transaction gains and losses in a currency other than the entity's functional currency are included in the calculation of Other Income, Net, at Sempra Energy as follows:

	Years ended December 31,
(Dollars in millions)	2012	2011	2010
Currency transaction gain	$9	$11	$4

TRANSACTIONS WITH AFFILIATES

Loans to Unconsolidated Affiliates

Sempra South American Utilities has a U.S. dollar-denominated loan to Camuzzi Gas del Sur S.A., an affiliate of the segment's Argentine investments, which we discuss in Note 4. At December 31, 2012, the loan has an $18 million principal balance outstanding plus $7 million of accumulated interest at a variable interest rate (7.31 percent at December 31, 2012). In June 2012, the maturity date of the loan was extended from June 2012 to June 30, 2013. The loan was fully reserved at December 31, 2012 and 2011.

Investments

At December 31, 2011, Sempra Energy (at Parent and Other) had an investment in bonds issued by Chilquinta Energía that were remarketed in 2012 as we discuss in Note 5.

Other Affiliate Transactions

Sempra Energy, SDG&E and SoCalGas provide certain services to each other and are charged an allocable share of the cost of such services. Amounts due to/from affiliates are as follows:

AMOUNTS DUE TO AND FROM AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	December 31,
	2012	2011
SDG&E
Current:
Due from SoCalGas	$37	$2
Due from various affiliates	2	65
	$39	$67

Due to Sempra Energy	$19	$14

Income taxes due from Sempra Energy(1)	$12	$97

SoCalGas
Current:
Due from Sempra Energy	$24	$23
Due from various affiliates	―	17
	$24	$40

Due to SDG&E	$37	$2

Income taxes due from Sempra Energy(1)	$99	$17
(1)	SDG&E and SoCalGas are included in the consolidated income tax return of Sempra Energy and are allocated income tax expense from Sempra Energy in an amount equal to that which would result from the companies’ having always filed a separate return.

Revenues from unconsolidated affiliates at SDG&E and SoCalGas are as follows:

REVENUES FROM UNCONSOLIDATED AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
SDG&E	$9	$7	$8
SoCalGas	46	53	44

Transactions with Rockies Express Pipelines LLC

Sempra Rockies Marketing, a subsidiary of Sempra Natural Gas, has an agreement for capacity on the Rockies Express Pipeline through November 2019. For each of the years ended December 31, 2012, 2011 and 2010, Sempra Rockies Marketing recorded cost of sales of $78 million related to this agreement. The capacity costs are offset by revenues from releases of the capacity to RBS Sempra Commodities LLP (RBS Sempra Commodities) prior to 2011, and to J.P. Morgan Ventures starting in 2011, as well as other third parties.

Transactions with RBS Sempra Commodities

In 2008, our commodities-marketing businesses, previously wholly owned subsidiaries of Sempra Energy, were sold into RBS Sempra Commodities, a partnership jointly owned by Sempra Energy and The Royal Bank of Scotland. Several of our segments have engaged in transactions with RBS Sempra Commodities. As a result of the divestiture of substantially all of RBS Sempra Commodities' businesses, as we discuss in Note 4, transactions between our segments and RBS Sempra Commodities were assigned over time to the buyers of the joint venture businesses. The assignments of the related contracts were substantially completed by May 1, 2011. Amounts in our Consolidated Financial Statements related to these transactions are as follows:

AMOUNTS RECORDED FOR TRANSACTIONS WITH RBS SEMPRA COMMODITIES
(Dollars in millions)
	Years ended December 31,
	2011(1)		2010
Revenues:
SoCalGas	$	―	$14
Sempra Mexico		37	82
Sempra Natural Gas		7	184

Cost of natural gas:
SDG&E	$	―	$3
SoCalGas		―	36
Sempra Mexico		74	193
Sempra Natural Gas		3	177
(1)			With the exception of Sempra Mexico, whose contract with RBS Sempra Commodities expired in July 2011, amounts only include activities prior to May 1, 2011, the date by which substantially all the contracts with RBS Sempra Commodities were assigned to buyers of the joint venture businesses.

RESTRICTED NET ASSETS

Sempra Energy Consolidated

As we discuss below, the California Utilities have restrictions on the amount of funds that can be transferred to Sempra Energy by dividend, advance or loan as a result of conditions imposed by various regulators. Additionally, certain other Sempra Energy subsidiaries are subject to various financial and other covenants and other restrictions contained in debt and credit agreements described in Note 5 and in other agreements that limit the amount of funds that can be transferred to Sempra Energy. At December 31, 2012, Sempra Energy was in compliance with all covenants related to its debt agreements.

At December 31, 2012, the amount of restricted net assets of wholly owned subsidiaries of Sempra Energy, including the California Utilities discussed below, that may not be distributed to Sempra Energy in the form of a loan or dividend is $5.3 billion. Although the restrictions cap the amount of funding that the various operating subsidiaries can provide to Sempra Energy, we do not believe these restrictions will have a significant impact on our ability to access cash to pay dividends.

As we discuss in Note 4, $107 million of Sempra Energy's consolidated retained earnings balance represents undistributed earnings of equity method investments at December 31, 2012.

Significant restrictions of subsidiaries include

  Wholly owned Mobile Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions with respect to capital stock. Under these restrictions, net assets of approximately $116 million are restricted at December 31, 2012.
  91-percent owned Bay Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions if Bay Gas does not maintain a specified debt service coverage ratio. Bay Gas had no restricted net assets at December 31, 2012.
  50-percent owned and unconsolidated Fowler Ridge 2 Wind Farm (Fowler Ridge 2) and Cedar Creek 2 Wind Farm (Cedar Creek 2) have debt agreements which require each joint venture to maintain reserve accounts in order to pay the projects' debt service and operation and maintenance requirements. As a result of these requirements, total joint venture net assets of approximately $35 million at Fowler Ridge 2 and $29 million at Cedar Creek 2 are restricted at December 31, 2012. We discuss Sempra Energy guarantees associated with these requirements in Note 5.
  Mesquite Solar 1 and Copper Mountain Solar 1 have long-term debt agreements that require the establishment and funding of project accounts to which the proceeds of loans, project revenues and other amounts are deposited and applied in accordance with the debt agreements. These long-term debt agreements also limit Mesquite Solar 1's and Copper Mountain Solar 1's ability to incur liens, incur additional indebtedness, make acquisitions, pay cash dividends and undertake certain actions, while also requiring maintenance of certain debt ratios. Under these restrictions, net assets totaling $35 million are restricted at December 31, 2012.
  Peru and Mexico require domestic corporations to maintain minimum legal reserves as a percentage of capital stock, resulting in restricted net assets of $35 million at Luz del Sur and $61 million at Sempra Energy's consolidated Mexican subsidiaries as of December 31, 2012.

  50-percent owned and unconsolidated Gasoductos de Chihuahua has long-term debt agreements which require the joint venture to maintain reserve accounts to meet debt service requirements. As a result, total joint venture assets of $19 million are restricted at December 31, 2012.

  California Utilities

  The CPUC's regulation of the California Utilities' capital structures limits the amounts that are available for dividends and loans to Sempra Energy. At December 31, 2012, Sempra Energy could have received combined loans and dividends of approximately $660 million from SDG&E and approximately $917 million from SoCalGas.

  The payment and amount of future dividends for SDG&E and SoCalGas are at the discretion of their board of directors. The following restrictions limit the amount of retained earnings that may be paid as common dividends or loaned to Sempra Energy from either utility:

  The CPUC requires that SDG&E's and SoCalGas' common equity ratios be no lower than one percentage point below the CPUC authorized percentage of each entity's authorized capital structure, which at December 31, 2012 was:
  49 percent at SDG&E
  48 percent at SoCalGas.
  The FERC requires SDG&E to maintain a common equity ratio of 30 percent or above.

  The California Utilities have a combined revolving credit line that requires each utility to maintain a ratio of consolidated indebtedness to consolidated capitalization (as defined in the agreement) of no more than 65 percent, as we discuss in Note 5.

Based upon these restrictions, at December 31, 2012, SDG&E's restricted net assets were $3.6 billion and SoCalGas' restricted net assets were $1.3 billion and could not be transferred to Sempra Energy.

In December 2012, the CPUC issued a final decision in SDG&E's and SoCalGas' cost of capital proceeding. Among other things, this decision set both SDG&E's and SoCalGas' authorized common equity ratios at 52 percent of each entity's total capital structure, effective January 1, 2013, as we discuss in Note 14. Based upon the same restrictions noted previously, as of January 1, 2013, $4.0 billion of SDG&E's and $1.5 billion of SoCalGas' net assets are restricted and may not be transferred to Sempra Energy.

Correspondingly, as of January 1, 2013, Sempra Energy could have received a combination of loans or dividends on common stock of approximately $200 million from SDG&E and $698 million from SoCalGas.

OTHER INCOME, NET

Other Income, Net on the Consolidated Statements of Operations consists of the following:

OTHER INCOME, NET
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated:
Allowance for equity funds used during construction	$96	$99	$57
Investment gains(1)	41	22	35
Gains (losses) on interest rate and foreign exchange instruments(2)	10	(14)	(24)
Regulatory interest income, net(3)	1	2	1
Sundry, net(4)	24	21	71
Total	$172	$130	$140
SDG&E:
Allowance for equity funds used during construction	$71	$80	$43
Regulatory interest income, net(3)	2	2	―
Losses on interest rate instruments(5)	―	(1)	(34)
Sundry, net	(4)	(2)	1
Total	$69	$79	$10
SoCalGas:
Allowance for equity funds used during construction	$25	$19	$14
Regulatory interest (expense) income, net(3)	(1)	―	1
Sundry, net	(7)	(6)	(3)
Total	$17	$13	$12
(1)	Represents investment gains on dedicated assets in support of our executive retirement and deferred compensation plans. These amounts are partially offset by corresponding changes in compensation expense related to the plans.
(2)	Sempra Energy Consolidated includes Otay Mesa VIE and additional instruments.
(3)	Interest on regulatory balancing accounts.
(4)	Amount in 2010 includes proceeds of $48 million from a legal settlement.
(5) Related to Otay Mesa VIE.